Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

FOR THE QUARTER ENDED JUNE 30, 2020

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the negative impact of the coronavirus 2019 (COVID-19) global pandemic on the U.S., regional and global economies and our tenants' financial condition and results of operations, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, regulatory changes, including changes to tax laws and regulations, and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

TABLE OF CONTENTS

Page
Company Profile	4

Research Coverage	5

Selected Financial Information
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Statements of Income	8
Select Income Statement Data	9
Funds From Operations ("FFO")	10
Funds Available for Distribution ("FAD")	11
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre")	12
Net Operating Income ("NOI")	13 - 15
Same Store Results	16 - 19
Consolidated Joint Ventures and Fund	20 - 25
Unconsolidated Joint Ventures	26 - 31
Capital Structure	32
Debt Analysis	33
Debt Maturities	34

Selected Property Data
Portfolio Summary	35
Same Store Leased Occupancy	36 - 37
Top Tenants and Industry Diversification	38
Leasing Activity	39 - 40
Lease Expirations	41 - 44
Cash Basis Capital Expenditures	45 - 46

Definitions	47 - 48

COMPANY PROFILE

Paramount Group, Inc. ("Paramount") or (the "Company") is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

EXECUTIVE MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Wilbur Paes	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Leasing
David Zobel	Executive Vice President, Head of Acquisitions

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Thomas Armbrust	Director
Martin Bussmann	Director
Colin Dyer	Director
Karin Klein	Director, Chair of Compensation Committee
Peter Linneman	Director, Chair of Audit Committee
Katharina Otto-Bernstein	Director
Mark Patterson	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Greg Wright	Director

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway, Suite 1801	IR@paramount-group.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

RESEARCH COVERAGE (1)

James Feldman	Thomas Catherwood	Derek Johnston	Steve Sakwa
Bank of America Merrill Lynch	BTIG	Deutsche Bank	Evercore ISI
(646) 855-5808	(212) 738-6140	(904) 520-4973	(212) 446-9462
james.feldman@baml.com	tcatherwood@btig.com	derek.johnston@db.com	steve.sakwa@evercoreisi.com

Richard Skidmore	Daniel Ismail	Omotayo Okusanya	Vikram Malhotra
Goldman Sachs	Green Street Advisors	Mizuho Securities USA Inc.	Morgan Stanley
(801) 741-5459	(949) 640-8780	(646) 949-9672	(212) 761-7064
richard.skidmore@gs.com	dismail@greenst.com	omotayo.okusanya@mizuhogroup.com	vikram.malhotra@morganstanley.com

Blaine Heck
Wells Fargo
(443) 263-6529
blaine.heck@wellsfargo.com

(1)

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019

Net (loss) income attributable to common stockholders:
Continuing operations	$(8,234)	$595	$1,968	$(6,266)	$2,404
Discontinued operations	1,964	1,860	1,380	3,344	3,760
Net (loss) income attributable to common stockholders	$(6,270)	$2,455	$3,348	$(2,922)	$6,164

Net (loss) income per share - basic and diluted:
Per share from continuing operations	$(0.04)	$0.00	$0.01	$(0.03)	$0.01
Per share from discontinued operations	0.01	0.01	0.00	0.02	0.02
Net (loss) income per share - basic and diluted	$(0.03)	$0.01	$0.01	$(0.01)	$0.03

Core FFO attributable to common stockholders (1)	$50,118	$53,239	$61,509	$111,627	$110,352
Per share - diluted	$0.23	$0.23	$0.27	$0.50	$0.47

PGRE's share of Cash NOI (1)	$89,216	$91,812	$98,529	$187,745	$184,881
PGRE's share of NOI (1)	$98,823	$103,138	$110,557	$209,380	$208,081

Same Store Cash NOI (1)	% Change	Same Store NOI (1)	% Change
Three Months Ended June 30, 2020 vs. June 30, 2019	(4.1%)	Three Months Ended June 30, 2020 vs. June 30, 2019	0.9%
Six Months Ended June 30, 2020 vs. June 30, 2019	0.1%	Six Months Ended June 30, 2020 vs. June 30, 2019	1.2%

PORTFOLIO STATISTICS (at PGRE Share)

	As of
	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
Leased % (1)	95.6%	95.9%	95.9%	96.5%	96.7%

Same Store Leased % (1)	% Change	Same Store Leased % (1)	% Change
June 30, 2020 vs. March 31, 2020	(0.2%)	June 30, 2020 vs. June 30, 2019	(0.9%)
June 30, 2020 vs. December 31, 2019	(0.2%)

COMMON SHARE DATA

	Three Months Ended
Share Price:	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019
High	$10.38	$15.00	$13.99	$14.42	$15.11
Low	$6.95	$6.42	$12.65	$12.77	$13.53
Closing (end of period)	$7.71	$8.80	$13.92	$13.35	$14.01

Dividends per common share	$0.10	$0.10	$0.10	$0.10	$0.10
Annualized dividends per common share	$0.40	$0.40	$0.40	$0.40	$0.40
Dividend yield (on closing share price)	5.2%	4.5%	2.9%	3.0%	2.9%

(1)	See page 47 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2020	December 31, 2019
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237
Buildings and improvements	5,957,831	5,923,648
	7,924,068	7,889,885
Accumulated depreciation and amortization	(873,732)	(790,216)
Real estate, net	7,050,336	7,099,669
Cash and cash equivalents	522,502	306,215
Restricted cash	33,957	25,272
Investments in unconsolidated joint ventures	421,183	449,180
Investments in unconsolidated real estate funds	13,041	10,317
Accounts and other receivables	18,738	19,231
Due from affiliates	-	36,918
Deferred rent receivable	321,480	301,588
Deferred charges, net	123,446	126,367
Intangible assets, net	179,244	203,169
Assets related to discontinued operations	103,915	104,836
Other assets	45,340	51,373
Total assets	$8,833,182	$8,734,135

Liabilities:
Notes and mortgages payable, net	$3,790,430	$3,783,851
Revolving credit facility	200,000	36,918
Accounts payable and accrued expenses	105,924	117,356
Dividends and distributions payable	24,292	25,255
Intangible liabilities, net	65,769	73,789
Other liabilities	59,091	66,004
Total liabilities	4,245,506	4,103,173

Equity:
Paramount Group, Inc. equity	3,723,510	3,785,730
Noncontrolling interests in:
Consolidated joint ventures	436,183	360,778
Consolidated real estate fund	79,243	72,396
Operating Partnership	348,740	412,058
Total equity	4,587,676	4,630,962

Total liabilities and equity	$8,833,182	$8,734,135

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Revenues:
Rental revenue (1)	$163,989	$174,044	$175,425	$339,414	$349,385
Fee and other income (1)	7,129	7,299	8,561	15,690	16,347
Total revenues	171,118	181,343	183,986	355,104	365,732

Expenses:
Operating	64,313	64,736	67,014	131,327	130,197
Depreciation and amortization	58,716	60,277	58,427	117,143	120,989
General and administrative (1)	17,901	17,695	12,249	30,150	35,138
Transaction related costs	258	182	203	461	918
Total expenses	141,188	142,890	137,893	279,081	287,242

Other income (expense):
Loss from unconsolidated joint ventures	(5,955)	(456)	(4,221)	(10,176)	(1,483)
Income from unconsolidated real estate funds	89	19	52	141	65
Interest and other income (loss), net (1)	2,252	2,583	(996)	1,256	6,483
Interest and debt expense (1)	(36,009)	(37,213)	(36,619)	(72,628)	(74,137)
(Loss) income from continuing operations, before income taxes	(9,693)	3,386	4,309	(5,384)	9,418
Income tax expense	(138)	(268)	(604)	(742)	(1,406)
(Loss) income from continuing operations, net	(9,831)	3,118	3,705	(6,126)	8,012
Income from discontinued operations, net	2,147	2,056	1,521	3,668	4,162
Net (loss) income	(7,684)	5,174	5,226	(2,458)	12,174
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(405)	(2,408)	(1,514)	(1,919)	(5,202)
Consolidated real estate fund	1,235	(53)	(23)	1,212	(147)
Operating Partnership	584	(258)	(341)	243	(661)
Net (loss) income attributable to common stockholders	$(6,270)	$2,455	$3,348	$(2,922)	$6,164

Net (loss) income per diluted share:
(Loss) income from continuing operations, net	$(0.04)	$0.00	$0.01	$(0.03)	$0.01
Income from discontinued operations, net	0.01	0.01	0.00	0.02	0.02
Net (loss) income per diluted share	$(0.03)	$0.01	$0.01	$(0.01)	$0.03

(1)	See page 9 for details.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
Rental Revenue:	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Property rentals	$143,422	$148,565	$149,138	$292,560	$294,757
Tenant reimbursements	10,099	12,120	14,049	24,148	25,385
Straight-line rent adjustments	9,233	10,612	10,695	19,928	22,281
Amortization of above and below-market leases, net	1,235	2,747	1,543	2,778	6,043
Lease termination income	-	-	-	-	919
Total rental revenue	$163,989	$174,044	$175,425	$339,414	$349,385

	Three Months Ended			Six Months Ended
Fee and Other Income:	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Property management	$2,239	$1,599	$2,450	$4,689	$3,241
Asset management	3,571	2,290	3,521	7,092	4,608
Acquisition and disposition	-	-	-	-	1,331
Other	399	324	359	758	1,032
Total fee income	6,209	4,213	6,330	12,539	10,212
Other (primarily parking income and tenant requested services, including
overtime heating and cooling)	920	3,086	2,231	3,151	6,135
Total fee and other income	$7,129	$7,299	$8,561	$15,690	$16,347

	Three Months Ended			Six Months Ended
General and Administrative:	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
General and administrative expenses	$16,077	$16,853	$14,233	$30,310	$32,227
Mark-to-market of deferred compensation plan liabilities (offset by an increase (decrease) in the mark-to-market of plan assets, which is
included in "interest and other income (loss), net")	1,824	842	(1,984)	(160)	2,911
Total general and administrative	$17,901	$17,695	$12,249	$30,150	$35,138

	Three Months Ended			Six Months Ended
Interest and Other Income (Loss), net:	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Interest income, net	$428	$1,741	$988	$1,416	$3,118
Mark-to-market of deferred compensation plan assets (offset by an increase (decrease) in the mark-to-market of plan assets, which is
included in "general and administrative" expenses)	1,824	842	(1,984)	(160)	2,911
Preferred equity investment income (1)	-	-	-	-	454
Total interest and other income (loss), net	$2,252	$2,583	$(996)	$1,256	$6,483

(1)	Represents 100% of the investment income from a preferred equity investment that was redeemed on March 1, 2019.

	Three Months Ended			Six Months Ended
Interest and Debt Expense:	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Interest expense	$33,690	$34,388	$34,301	$67,991	$68,511
Amortization of deferred financing costs	2,319	2,825	2,318	4,637	5,626
Total interest and debt expense	$36,009	$37,213	$36,619	$72,628	$74,137

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(7,684)	$5,174	$5,226	$(2,458)	$12,174
Real estate depreciation and amortization (including our share
of unconsolidated joint ventures)	70,546	63,721	70,940	141,486	127,409
Adjustments related to discontinued operations	-	2,348	690	690	4,725
FFO (1)	62,862	71,243	76,856	139,718	144,308
Less FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(8,711)	(11,277)	(8,969)	(17,680)	(23,025)
Consolidated real estate fund	1,235	(53)	(23)	1,212	(147)
FFO attributable to Paramount Group Operating Partnership	55,386	59,913	67,864	123,250	121,136
Less FFO attributable to noncontrolling interests in Operating Partnership	(4,723)	(5,705)	(6,278)	(11,001)	(11,703)
FFO attributable to common stockholders (1)	$50,663	$54,208	$61,586	$112,249	$109,433
Per diluted share	$0.23	$0.23	$0.27	$0.50	$0.47

FFO	$62,862	$71,243	$76,856	$139,718	$144,308
Non-core items:
Our share of distributions from 712 Fifth Avenue in excess of earnings	(920)	(1,331)	(388)	(1,308)	(61)
Other, net	324	260	303	627	1,083
Core FFO (1)	62,266	70,172	76,771	139,037	145,330
Less Core FFO attributable to noncontrolling interests in:
Consolidated joint ventures	(8,711)	(11,277)	(8,969)	(17,680)	(23,025)
Consolidated real estate fund	1,235	(53)	(23)	1,212	(147)
Core FFO attributable to Paramount Group Operating Partnership	54,790	58,842	67,779	122,569	122,158
Less Core FFO attributable to noncontrolling interests in Operating Partnership	(4,672)	(5,603)	(6,270)	(10,942)	(11,806)
Core FFO attributable to common stockholders (1)	$50,118	$53,239	$61,509	$111,627	$110,352
Per diluted share	$0.23	$0.23	$0.27	$0.50	$0.47

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	221,573,199	234,329,904	227,769,213	224,671,206	233,877,117
Effect of dilutive securities	4,225	25,960	35,963	20,164	31,119
Denominator for FFO and Core FFO per diluted share	221,577,424	234,355,864	227,805,176	224,691,370	233,908,236

(1)	See page 47 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Reconciliation of Core FFO to FAD:
Core FFO	$62,266	$70,172	$76,771	$139,037	$145,330
Add (subtract) adjustments to arrive at FAD:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(10,037)	(10,937)	(11,804)	(21,841)	(22,806)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,701)	(2,745)	(2,832)	(4,533)	(5,985)
Amortization of deferred financing costs (including our share
of unconsolidated joint ventures)	2,651	2,977	2,630	5,281	5,903
Amortization of stock-based compensation expense	4,241	5,083	5,397	9,638	12,685
Expenditures to maintain assets	(3,861)	(3,894)	(4,709)	(8,570)	(7,276)
Second generation tenant improvements and leasing commissions	(10,762)	(13,759)	(23,933)	(34,695)	(29,194)
Adjustments related to discontinued operations	114	(633)	119	233	(746)
FAD (1)	42,911	46,264	41,639	84,550	97,911
Less FAD attributable to noncontrolling interests in:
Consolidated joint ventures	(3,066)	(6,269)	(2,773)	(5,764)	(12,802)
Consolidated real estate fund	1,235	(53)	(23)	1,212	(147)
FAD attributable to Paramount Group Operating Partnership	41,080	39,942	38,843	79,998	84,962
Less FAD attributable to noncontrolling interests in Operating Partnership	(3,503)	(3,803)	(3,593)	(7,103)	(8,213)
FAD attributable to common stockholders (1) (2)	$37,577	$36,139	$35,250	$72,895	$76,749

Dividends declared on common stock	$22,176	$23,439	$22,246	$44,422	$46,887

(1)	See page 47 for our definition of this measure.
(2)

FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(7,684)	$5,174	$5,226	$(2,458)	$12,174
Add (subtract) adjustments to arrive at EBITDAre and Adjusted EBITDAre:
Depreciation and amortization (including our share
of unconsolidated joint ventures)	70,546	63,721	70,940	141,486	127,409
Interest and debt expense (including our share
of unconsolidated joint ventures)	41,412	39,827	42,121	83,533	78,993
Income tax expense (including our share of
unconsolidated joint ventures)	140	270	618	758	1,409
Adjustments related to discontinued operations	-	2,348	690	690	4,725
EBITDAre (1)	104,414	111,340	119,595	224,009	224,710
Less EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(15,750)	(17,919)	(15,793)	(31,543)	(36,248)
Consolidated real estate fund	1,211	(54)	(131)	1,080	(152)
PGRE's share of EBITDAre (1)	$89,875	$93,367	$103,671	$193,546	$188,310

EBITDAre	$104,414	$111,340	$119,595	$224,009	$224,710
Add (subtract) adjustments to arrive at Adjusted EBITDAre:
Our share of distributions from 712 Fifth Avenue in excess of earnings	(920)	(1,331)	(388)	(1,308)	(61)
Other, net	1,611	156	29	1,640	790
Adjusted EBITDAre (1)	105,105	110,165	119,236	224,341	225,439
Less Adjusted EBITDAre attributable to noncontrolling interests in:
Consolidated joint ventures	(15,750)	(17,919)	(15,793)	(31,543)	(36,248)
PGRE's share of Adjusted EBITDAre (1)	$89,355	$92,246	$103,443	$192,798	$189,191

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2020	June 30, 2019	March 31, 2020	June 30, 2020	June 30, 2019
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(7,684)	$5,174	$5,226	$(2,458)	$12,174
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,716	60,277	58,427	117,143	120,989
General and administrative	17,901	17,695	12,249	30,150	35,138
Interest and debt expense	36,009	37,213	36,619	72,628	74,137
Income tax expense	138	268	604	742	1,406
NOI from unconsolidated joint ventures	10,376	4,185	13,392	23,768	9,596
Loss from unconsolidated joint ventures	5,955	456	4,221	10,176	1,483
Fee income	(6,209)	(4,213)	(6,330)	(12,539)	(10,212)
Interest and other (income) loss, net	(2,252)	(2,583)	996	(1,256)	(6,483)
Adjustments related to discontinued operations	-	2,348	690	690	4,725
Other, net	169	163	151	320	853
NOI (1)	113,119	120,983	126,245	239,364	243,806
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,733)	(17,839)	(15,691)	(31,424)	(35,748)
Consolidated real estate fund	1,437	(6)	3	1,440	23
PGRE's share of NOI (1)	$98,823	$103,138	$110,557	$209,380	$208,081

NOI	$113,119	$120,983	$126,245	$239,364	$243,806
Less:
Straight-line rent adjustments (including our share of
unconsolidated joint ventures)	(10,037)	(10,937)	(11,804)	(21,841)	(22,806)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,701)	(2,745)	(2,832)	(4,533)	(5,985)
Adjustments related to discontinued operations	114	100	119	233	211
Cash NOI (1)	101,495	107,401	111,728	213,223	215,226
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,716)	(15,583)	(13,202)	(26,918)	(30,368)
Consolidated real estate fund	1,437	(6)	3	1,440	23
PGRE's share of Cash NOI (1)	$89,216	$91,812	$98,529	$187,745	$184,881

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2020
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(7,684)	$1,955	$4,169	$(13,808)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	58,716	39,927	17,680	1,109
General and administrative	17,901	-	-	17,901
Interest and debt expense	36,009	21,804	12,323	1,882
Income tax expense	138	-	-	138
NOI from unconsolidated joint ventures	10,376	2,680	9,165	(1,469)
Loss (income) from unconsolidated joint ventures	5,955	(220)	4,651	1,524
Fee income	(6,209)	-	-	(6,209)
Interest and other income, net	(2,252)	-	(50)	(2,202)
Other, net	169	-	-	169
NOI (1)	113,119	66,146	47,938	(965)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(15,733)	(430)	(15,303)	-
Consolidated real estate fund	1,437	-	-	1,437
PGRE's share of NOI for the three months ended June 30, 2020	$98,823	$65,716	$32,635	$472
PGRE's share of NOI for the three months ended June 30, 2019	$103,138	$75,123	$24,326	$3,689

NOI	$113,119	$66,146	$47,938	$(965)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(10,037)	(5,768)	(4,241)	(28)
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(1,701)	388	(2,089)	-
Adjustments related to discontinued operations	114	-	-	114
Cash NOI (1)	101,495	60,766	41,608	(879)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(13,716)	(504)	(13,212)	-
Consolidated real estate fund	1,437	-	-	1,437
PGRE's share of Cash NOI for the three months ended June 30, 2020	$89,216	$60,262	$28,396	$558
PGRE's share of Cash NOI for the three months ended June 30, 2019	$91,812	$66,378	$21,667	$3,767

(1)	See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2020
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(2,458)	$11,670	$10,074	$(24,202)
Add (subtract) adjustments to arrive at NOI and Cash NOI:
Depreciation and amortization	117,143	79,946	35,007	2,190
General and administrative	30,150	-	-	30,150
Interest and debt expense	72,628	44,536	24,885	3,207
Income tax expense (benefit)	742	-	(7)	749
NOI from unconsolidated joint ventures	23,768	5,624	19,547	(1,403)
Loss (income) from unconsolidated joint ventures	10,176	(138)	8,799	1,515
Fee income	(12,539)	-	-	(12,539)
Interest and other income, net	(1,256)	-	(237)	(1,019)
Adjustments related to discontinued operations	690	-	-	690
Other, net	320	-	-	320
NOI (1)	239,364	141,638	98,068	(342)
Less NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(31,424)	(430)	(30,994)	-
Consolidated real estate fund	1,440	-	-	1,440
PGRE's share of NOI six months ended June 30, 2020	$209,380	$141,208	$67,074	$1,098
PGRE's share of NOI six months ended June 30, 2019	$208,081	$152,773	$47,955	$7,353

NOI	$239,364	$141,638	$98,068	$(342)
Add (subtract) adjustments to arrive at Cash NOI:
Straight-line rent adjustments (including our share
of unconsolidated joint ventures)	(21,841)	(12,178)	(9,716)	53
Amortization of above and below-market leases, net (including
our share of unconsolidated joint ventures)	(4,533)	776	(5,309)	-
Adjustments related to discontinued operations	233	-	-	233
Cash NOI (1)	213,223	130,236	83,043	(56)
Less Cash NOI attributable to noncontrolling interests in:
Consolidated joint ventures	(26,918)	(504)	(26,414)	-
Consolidated real estate fund	1,440	-	-	1,440
PGRE's share of Cash NOI for the six months ended June 30, 2020	$187,745	$129,732	$56,629	$1,384
PGRE's share of Cash NOI for the six months ended June 30, 2019	$184,881	$135,179	$42,093	$7,609

(1)	See page 47 for our definition of this measure.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended June 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2020	$89,216	$60,262	$28,396	$558
Acquisitions (2)	(6,754)	-	(6,754)	-
Dispositions / Discontinued Operations	(2,261)	-	-	(2,261)	(3)
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	1,626	(77)	-	1,703
PGRE's share of Same Store Cash NOI for the three months ended June 30, 2020	$83,767	$61,337	$22,430	$-

	Three Months Ended June 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2019	$91,812	$66,378		$21,667	$3,767
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(5,310)	(806)	(5)	-	(4,504)	(3)
Reserves for uncollectible accounts receivable (4)	91	114		(23)	-
Lease termination income and other, net	737	-		-	737
PGRE's share of Same Store Cash NOI for the three months ended June 30, 2019	$87,330	$65,686		$21,644	$-

(Decrease) increase in PGRE's share of Same Store Cash NOI	$(3,563)	$(4,349)	$786	$-
% (Decrease) increase	(4.1%)	(6.6%)	3.6%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store Cash NOI attributable to acquired properties (Market Center and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents Cash NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended June 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2020	$98,823	$65,716	$32,635	$472
Acquisitions (2)	(8,425)	-	(8,425)	-
Dispositions / Discontinued Operations	(2,147)	-	-	(2,147)	(3)
Non-cash write-offs (primarily straight-line rent receivables) (4)	7,685	4,993	2,692	-
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	1,598	(77)	-	1,675
PGRE's share of Same Store NOI for the three months ended June 30, 2020	$99,474	$71,784	$27,690	$-

	Three Months Ended June 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2019	$103,138	$75,123		$24,326	$3,689
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(5,339)	(935)	(5)	-	(4,404)	(3)
Reserves for uncollectible accounts receivable (4)	91	114		(23)	-
Lease termination income and other, net	715	-		-	715
PGRE's share of Same Store NOI for the three months ended June 30, 2019	$98,605	$74,302		$24,303	$-

Increase (decrease) in PGRE's share of Same Store NOI	$869	$(2,518)	$3,387	$-
% Increase (decrease)	0.9%	(3.4%)	13.9%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store NOI attributable to acquired properties (Market Center and 55 Second Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Six Months Ended June 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2020	$187,745	$129,732	$56,629	$1,384
Acquisitions (2)	(13,560)	-	(13,560)	-
Dispositions / Discontinued Operations	(4,591)	-	-	(4,591)	(3)
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	3,047	(153)	(7)	3,207
PGRE's share of Same Store Cash NOI for the six months ended June 30, 2020	$174,581	$130,731	$43,850	$-

	Six Months Ended June 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2019	$184,881	$135,179		$42,093	$7,609
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(9,904)	(806)	(5)	-	(9,098)	(3)
Reserves for uncollectible accounts receivable (4)	276	299		(23)	-
Lease termination income and other, net	(857)	(2,346)		-	1,489
PGRE's share of Same Store Cash NOI for the six months ended June 30, 2019	$174,396	$132,326		$42,070	$-

Increase (decrease) in PGRE's share of Same Store Cash NOI	$185	$(1,595)	$1,780	$-
% Increase (decrease)	0.1%	(1.2%)	4.2%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store Cash NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents Cash NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents Cash NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

SAME STORE RESULTS

(unaudited and in thousands)

SAME STORE NOI (1)	Six Months Ended June 30, 2020
	Total	New York	San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2020	$209,380	$141,208	$67,074	$1,098
Acquisitions (2)	(17,717)	-	(17,717)	-
Dispositions / Discontinued Operations	(4,358)	-	-	(4,358)	(3)
Non-cash write-offs (primarily straight-line rent receivables) (4)	7,685	4,993	2,692
Reserves for uncollectible accounts receivable (4)	1,940	1,152	788	-
Lease termination income and other, net	3,100	(153)	(7)	3,260
PGRE's share of Same Store NOI for the six months ended June 30, 2020	$200,030	$147,200	$52,830	$-

	Six Months Ended June 30, 2019
	Total	New York		San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2019	$208,081	$152,773		$47,955	$7,353
Acquisitions	-	-		-	-
Dispositions / Discontinued Operations	(9,822)	(935)	(5)	-	(8,887)	(3)
Reserves for uncollectible accounts receivable (4)	276	299		(23)	-
Lease termination income and other, net	(812)	(2,346)		-	1,534
PGRE's share of Same Store NOI for the six months ended June 30, 2019	$197,723	$149,791		$47,932	$-

Increase (decrease) in PGRE's share of Same Store NOI	$2,307	$(2,591)	$4,898	$-
% Increase (decrease)	1.2%	(1.7%)	10.2%

(1)	See page 47 for our definition of this measure.
(2)

Represents our share of Same Store NOI attributable to acquired properties (Market Center, 55 Second Street and 111 Sutter Street in San Francisco) for the months in which they were not owned by us in both reporting periods.

(3)	Represents NOI from discontinued operations (1899 Pennsylvania Avenue in 2020 and 1899 Pennsylvania Avenue and Liberty Place in 2019).
(4)

Represents impairments of receivables arising from operating leases that have been consistently excluded from our same store results in prior periods as noted in our definition of these terms. In prior periods, adjustments for these items have been relatively small and as such, were included within “other”.

(5)	Represents NOI attributable to 10.0% sale of 1633 Broadway for the months in which it was not owned by us in both reporting periods.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
PGRE Ownership		90.0%	49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$3,490,042	$1,813,812	$1,195,267	$480,963	$-	$-
Cash and cash equivalents	107,138	46,348	43,016	16,880	894	2,339
Restricted cash	1,383	78	1,305	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	-	67,986
Accounts and other receivables	5,512	2,939	1,045	1,528	-	124
Deferred rent receivable	178,933	115,306	53,136	10,491	-	-
Deferred charges, net	56,572	29,569	16,566	10,437	-	-
Intangible assets, net	85,662	60,666	18,417	6,579	-	-
Other assets	8,326	1,091	6,460	775	-	15,690
Total Assets	$3,933,568	$2,069,809	$1,335,212	$527,653	$894	$86,139

Liabilities:
Notes and mortgages payable, net	$2,449,538	$1,240,623	$971,199	$237,716	$-	$-
Accounts payable and accrued expenses	47,563	14,532	22,879	10,096	56	68
Intangible liabilities, net	36,297	19,916	15,137	1,244	-	-
Other liabilities	4,380	69	4,308	3	-	-
Total Liabilities	2,537,778	1,275,140	1,013,523	249,059	56	68

Equity:
Paramount Group, Inc. equity	959,607	715,318	157,694	85,872	723	6,828
Noncontrolling interests	436,183	79,351	163,995	192,722	115	79,243
Total Equity	1,395,790	794,669	321,689	278,594	838	86,071

Total Liabilities and Equity	$3,933,568	$2,069,809	$1,335,212	$527,653	$894	$86,139

(1)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(2)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
PGRE Ownership		49.0%	31.1%	24.4%	7.4%
Assets:
Real estate, net	$1,685,391	$1,203,232	$482,159	$-	$-
Cash and cash equivalents	64,172	46,601	16,668	903	2,258
Restricted cash	3,398	3,398	-	-	-
Investments in unconsolidated joint ventures	-	-	-	-	69,535
Accounts and other receivables	2,015	1,085	930	-	125
Deferred rent receivable	57,338	46,901	10,437	-	-
Deferred charges, net	24,030	13,330	10,700	-	-
Intangible assets, net	29,872	21,943	7,929	-	-
Other assets	5,386	4,937	449	-	15,746
Total Assets	$1,871,602	$1,341,427	$529,272	$903	$87,664

Liabilities:
Notes and mortgages payable, net	$1,205,324	$970,681	$234,643	$-	$-
Accounts payable and accrued expenses	35,191	26,165	8,971	55	61
Intangible liabilities, net	19,841	18,405	1,436	-	-
Other liabilities	4,273	4,270	3	-	8,774
Total Liabilities	1,264,629	1,019,521	245,053	55	8,835

Equity:
Paramount Group, Inc. equity	246,195	157,801	87,669	725	6,433
Noncontrolling interests	360,778	164,105	196,550	123	72,396
Total Equity	606,973	321,906	284,219	848	78,829

Total Liabilities and Equity	$1,871,602	$1,341,427	$529,272	$903	$87,664

(1)	Represents PGRESS Equity Holdings, LP.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$55,553	$13,108	$37,253	$5,192	$-	$-
Total operating expenses	19,579	7,379	9,496	2,704	-	3
Net operating income (loss) (3)	35,974	5,729	27,757	2,488	-	(3)
Depreciation and amortization	(19,387)	(5,490)	(10,149)	(3,748)	-	-
Interest and other income (loss), net	40	-	52	(2)	(10)	110
Interest and debt expense	(16,053)	(3,730)	(10,193)	(2,130)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	-	(1,549)
Net income (loss)	$574	$(3,491)	$7,467	$(3,392)	$(10)	$(1,442)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net (loss) income	$(571)	$(3,142)	$3,655	$(1,082)	$(2)	$(207)
Add: Management fee income	740	143	171	426	-	-
PGRE's share of net income (loss)	169	(2,999)	3,826	(656)	(2)	(207)
Add: Real estate depreciation and amortization	11,081	4,941	4,973	1,167	-	-
FFO/Core FFO (3)	$11,250	$1,942	$8,799	$511	$(2)	$(207)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$1,145	$(349)	$3,812	$(2,310)	$(8)	$(1,235)
Less: Management fee expense	(740)	(143)	(171)	(426)	-	-
Net income (loss) attributable to noncontrolling interests	405	(492)	3,641	(2,736)	(8)	(1,235)
Add: Real estate depreciation and amortization	8,306	549	5,176	2,581	-	-
FFO/Core FFO (3)	$8,711	$57	$8,817	$(155)	$(8)	$(1,235)

(1)	Represents the results of operations from the date of disposition through June 30, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$46,213	$34,154	$12,059	$-	$-
Total operating expenses	13,188	9,504	3,684	-	-
Net operating income (2)	33,025	24,650	8,375	-	-
Depreciation and amortization	(15,558)	(10,349)	(5,209)	-	-
Interest and other income (loss), net	168	187	38	(57)	(1)
Interest and debt expense	(12,273)	(10,193)	(2,080)	-	-
Income from unconsolidated joint ventures	-	-	-	-	8
Net income (loss) before income taxes	5,362	4,295	1,124	(57)	7
Income tax expense	(13)	-	(13)	-	(1)
Net income (loss)	$5,349	$4,295	$1,111	$(57)	$6

PGRE's share
Ownership	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$2,413	$2,102	$325	$(14)	$(47)
Add: Management fee income	528	152	376	-	-
PGRE's share of net income (loss)	2,941	2,254	701	(14)	(47)
Add: Real estate depreciation and amortization	6,689	5,071	1,618	-	-
FFO/Core FFO (2)	$9,630	$7,325	$2,319	$(14)	$(47)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$2,936	$2,193	$786	$(43)	$53
Less: Management fee expense	(528)	(152)	(376)	-	-
Net income (loss) attributable to noncontrolling interests	2,408	2,041	410	(43)	53
Add: Real estate depreciation and amortization	8,869	5,278	3,591	-	-
FFO/Core FFO (2)	$11,277	$7,319	$4,001	$(43)	$53

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2020
	Consolidated Joint Ventures					Consolidated Fund
	Total Consolidated					Residential
	Joint Ventures	1633 Broadway (1)	One Market Plaza	300 Mission Street	Other (2)	Development Fund
Total revenues	$98,605	$13,108	$72,745	$12,752	$-	$-
Total operating expenses	32,259	7,379	18,969	5,911	-	5
Net operating income (loss) (3)	66,346	5,729	53,776	6,841	-	(5)
Depreciation and amortization	(32,943)	(5,490)	(20,684)	(6,769)	-	-
Interest and other income (loss), net	227	-	204	33	(10)	235
Interest and debt expense	(28,615)	(3,730)	(20,387)	(4,498)	-	(141)
Loss from unconsolidated joint ventures	-	-	-	-	-	(1,550)
Net income (loss) before income taxes	5,015	(3,491)	12,909	(4,393)	(10)	(1,461)
Income tax benefit (expense)	10	-	(1)	11	-	(2)
Net income (loss)	$5,025	$(3,491)	$12,908	$(4,382)	$(10)	$(1,463)

PGRE's share
Ownership	Total	90.0% (1)	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$1,764	$(3,142)	$6,321	$(1,413)	$(2)	$(251)
Add: Management fee income	1,342	143	348	851	-	-
PGRE's share of net income (loss)	3,106	(2,999)	6,669	(562)	(2)	(251)
Add: Real estate depreciation and amortization	17,182	4,941	10,135	2,106	-	-
FFO/Core FFO (3)	$20,288	$1,942	$16,804	$1,544	$(2)	$(251)

Noncontrolling interests' share
Ownership	Total	10.0% (1)	51.0%	68.9%	75.6%	92.6%
Net income (loss)	$3,261	$(349)	$6,587	$(2,969)	$(8)	$(1,212)
Less: Management fee expense	(1,342)	(143)	(348)	(851)	-	-
Net income (loss) attributable to noncontrolling interests	1,919	(492)	6,239	(3,820)	(8)	(1,212)
Add: Real estate depreciation and amortization	15,761	549	10,549	4,663	-	-
FFO/Core FFO (3)	$17,680	$57	$16,788	$843	$(8)	$(1,212)

(1)	Represents the results of operations from the date of disposition through June 30, 2020.
(2)	Represents PGRESS Equity Holdings, LP.
(3)	See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES AND FUND – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2019
	Consolidated Joint Ventures				Consolidated Fund
	Total Consolidated				Residential
	Joint Ventures	One Market Plaza	300 Mission Street	Other (1)	Development Fund
Total revenues	$91,870	$68,033	$23,837	$-	$-
Total operating expenses	25,627	18,517	7,110	-	18
Net operating income (loss) (2)	66,243	49,516	16,727	-	(18)
Depreciation and amortization	(31,319)	(20,990)	(10,329)	-	-
Interest and other income, net	756	268	91	397	88
Interest and debt expense	(24,439)	(20,278)	(4,161)	-	-
Loss from unconsolidated joint ventures	-	-	-	-	(7)
Net income before income taxes	11,241	8,516	2,328	397	63
Income tax expense	(19)	(3)	(16)	-	(5)
Net income	$11,222	$8,513	$2,312	$397	$58

PGRE's share
Ownership	Total	49.0%	31.1%	24.4%	7.4%
Net income (loss)	$4,947	$4,169	$681	$97	$(89)
Add: Management fee income	1,073	341	732	-	-
PGRE's share of net income (loss)	6,020	4,510	1,413	97	(89)
Add: Real estate depreciation and amortization	13,496	10,285	3,211	-	-
FFO/Core FFO (2)	$19,516	$14,795	$4,624	$97	$(89)

Noncontrolling interests' share
Ownership	Total	51.0%	68.9%	75.6%	92.6%
Net income	$6,275	$4,344	$1,631	$300	$147
Less: Management fee expense	(1,073)	(341)	(732)	-	-
Net income attributable to noncontrolling interests	5,202	4,003	899	300	147
Add: Real estate depreciation and amortization	17,823	10,705	7,118	-	-
FFO/Core FFO (2)	$23,025	$14,708	$8,017	$300	$147

(1)	Represents PGRESS Equity Holdings, LP.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,605,205	$207,164	$663,516	$382,351	$217,033	$1,135,141
Cash and cash equivalents	87,429	31,006	19,682	10,849	1,859	24,033
Restricted cash	11,871	2,226	-	-	3,477	6,168
Accounts and other receivables	2,683	167	967	514	206	829
Deferred rent receivable	21,448	14,390	2,610	1,585	1,969	894
Deferred charges, net	10,086	7,332	749	512	1,493	-
Intangible assets, net	140,312	-	50,149	27,346	8,305	54,512
Other assets	4,377	330	853	155	276	2,763
Total Assets	$2,883,411	$262,615	$738,526	$423,312	$234,618	$1,224,340

Liabilities:
Notes and mortgages payable, net	$1,706,229	$297,159	$397,855	$186,512	$145,118	$679,585
Accounts payable and accrued expenses	65,972	6,964	11,967	6,978	4,931	35,132
Intangible liabilities, net	31,522	-	10,237	17,518	3,767	-
Other liabilities	25,799	403	23,939	6	359	1,092
Total Liabilities	1,829,522	304,526	443,998	211,014	154,175	715,809

Total Equity	1,053,889	(41,911)	294,528	212,298	80,443	508,531

Total Liabilities and Equity	$2,883,411	$262,615	$738,526	$423,312	$234,618	$1,224,340

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2019
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)

PGRE Ownership		50.0%	67.0%	44.1%	49.0%	Various
Assets:
Real estate, net	$2,581,738	$206,913	$671,276	$385,614	$216,936	$1,100,999
Cash and cash equivalents	69,286	31,216	9,934	7,254	1,866	19,016
Restricted cash	5,785	2,224	-	-	3,531	30
Accounts and other receivables	3,036	1,611	684	280	461	-
Deferred rent receivable	18,296	14,711	416	917	1,127	1,125
Deferred charges, net	10,074	7,703	250	561	1,560	-
Intangible assets, net	172,041	-	61,061	30,996	11,090	68,894
Other assets	4,812	158	1,632	189	81	2,752
Total Assets	$2,865,068	$264,536	$745,253	$425,811	$236,652	$1,192,816

Liabilities:
Notes and mortgages payable, net	$1,648,403	$296,953	$397,398	$186,433	$142,783	$624,836
Accounts payable and accrued expenses	64,254	6,607	5,875	4,778	4,482	42,512
Intangible liabilities, net	38,377	-	14,228	19,668	4,481	-
Other liabilities	1,505	271	-	4	174	1,056
Total Liabilities	1,752,539	303,831	417,501	210,883	151,920	668,404

Total Equity	1,112,529	(39,295)	327,752	214,928	84,732	524,412

Total Liabilities and Equity	$2,865,068	$264,536	$745,253	$425,811	$236,652	$1,192,816

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$59,913	$10,460	$14,860	$8,284	$4,163	$22,146
Total operating expenses	29,642	6,483	6,345	3,091	1,775	11,948
Net operating income (2)	30,271	3,977	8,515	5,193	2,388	10,198
Depreciation and amortization	(29,099)	(2,691)	(9,714)	(4,822)	(2,748)	(9,124)
Interest and other (loss) income, net	(29)	5	(16)	(9)	(7)	(2)
Interest and debt expense	(14,305)	(2,674)	(3,361)	(1,856)	(1,509)	(4,905)
Net loss before income taxes	(13,162)	(1,383)	(4,576)	(1,494)	(1,876)	(3,833)
Income tax expense	(5)	-	-	(5)	-	-
Net loss	$(13,167)	$(1,383)	$(4,576)	$(1,499)	$(1,876)	$(3,833)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(6,832)	$(691)	$(3,070)	$(657)	$(919)	$(1,495)
Less: Step-up basis adjustment	(43)	-	-	(5)	-	(38)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	920	920	-	-	-	-
PGRE's share of net (loss) income	(5,955)	229	(3,070)	(662)	(919)	(1,533)
Add: Real estate depreciation and amortization	11,830	1,345	6,509	2,131	1,346	499
FFO (2)	5,875	1,574	3,439	1,469	427	(1,034)
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(920)	(920)	-	-	-	-
Core FFO (2)	$4,955	$654	$3,439	$1,469	$427	$(1,034)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(6,335)	$(692)	$(1,506)	$(842)	$(957)	$(2,338)
Add: Real estate depreciation and amortization	17,312	1,346	3,205	2,696	1,402	8,663
FFO/Core FFO (2)	$10,977	$654	$1,699	$1,854	$445	$6,325

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2019
		712 Fifth	111 Sutter
	Total	Avenue	Street	Other (1)
Total revenues	$36,848	$10,886	$4,119	$21,843
Total operating expenses	15,274	6,510	1,645	7,119
Net operating income (2)	21,574	4,376	2,474	14,724
Depreciation and amortization	(15,082)	(2,707)	(3,244)	(9,131)
Interest and other income, net	201	175	-	26
Interest and debt expense	(12,323)	(2,673)	(1,780)	(7,870)
Net loss	(5,630)	(829)	(2,550)	(2,251)

PGRE's share
Ownership	Total	50.0%	49.0%	Various
Net loss	$(1,748)	$(414)	$(1,249)	$(85)
Less: Step-up basis adjustment	(39)	-	-	(39)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	1,331	1,331	-	-
PGRE's share of net (loss) income	(456)	917	(1,249)	(124)
Less: Noncontrolling interests	(7)	-	-	(7)
Add: Real estate depreciation and amortization	3,444	1,354	1,589	501
FFO (2)	2,981	2,271	340	370
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(1,331)	(1,331)	-	-
Core FFO (2)	$1,650	$940	$340	$370

Joint Venture Partners' share
Ownership	Total	50.0%	51.0%	Various
Net loss	$(3,882)	$(415)	$(1,301)	$(2,166)
Add: Real estate depreciation and amortization	11,666	1,353	1,655	8,658
FFO/Core FFO (2)	$7,784	$938	$354	$6,492

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2020
		712 Fifth	Market	55 Second	111 Sutter
	Total	Avenue	Center	Street	Street	Other (1)
Total revenues	$123,107	$21,368	$31,208	$16,813	$9,455	$44,263
Total operating expenses	55,582	12,894	13,020	6,482	3,681	19,505
Net operating income (2)	67,525	8,474	18,188	10,331	5,774	24,758
Depreciation and amortization	(59,281)	(5,356)	(20,286)	(9,584)	(5,803)	(18,252)
Interest and other income (loss), net	48	71	(24)	(9)	(10)	20
Interest and debt expense	(30,214)	(5,347)	(6,710)	(3,713)	(3,076)	(11,368)
Net loss before income taxes	(21,922)	(2,158)	(8,832)	(2,975)	(3,115)	(4,842)
Income tax expense	(44)	-	(4)	(20)	(6)	(14)
Net loss	$(21,966)	$(2,158)	$(8,836)	$(2,995)	$(3,121)	$(4,856)

PGRE's share
Ownership	Total	50.0%	67.0%	44.1%	49.0%	Various
Net loss	$(11,403)	$(1,079)	$(5,924)	$(1,341)	$(1,529)	$(1,530)
Less: Step-up basis adjustment	(81)	-	-	(5)	-	(76)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	1,308	1,308	-	-	-	-
PGRE's share of net (loss) income	(10,176)	229	(5,924)	(1,346)	(1,529)	(1,606)
Add: Real estate depreciation and amortization	24,343	2,678	13,592	4,231	2,843	999
FFO (2)	14,167	2,907	7,668	2,885	1,314	(607)
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(1,308)	(1,308)	-	-	-	-
Core FFO (2)	$12,859	$1,599	$7,668	$2,885	$1,314	$(607)

Joint Venture Partners' share
Ownership	Total	50.0%	33.0%	55.9%	51.0%	Various
Net loss	$(10,563)	$(1,079)	$(2,912)	$(1,654)	$(1,592)	$(3,326)
Add: Real estate depreciation and amortization	35,019	2,678	6,694	5,358	2,960	17,329
FFO/Core FFO (2)	$24,456	$1,599	$3,782	$3,704	$1,368	$14,003

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES - OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2019
		712 Fifth	111 Sutter
	Total	Avenue	Street	Other (1)
Total revenues	$75,170	$25,080	$6,616	$43,474
Total operating expenses	29,677	12,781	2,713	14,183
Net operating income (2)	45,493	12,299	3,903	29,291
Depreciation and amortization	(29,207)	(5,537)	(5,407)	(18,263)
Interest and other income, net	299	268	9	22
Interest and debt expense	(23,850)	(5,319)	(2,834)	(15,697)
Net (loss) income before income taxes	(7,265)	1,711	(4,329)	(4,647)
Income tax expense	(8)	-	-	(8)
Net (loss) income	$(7,273)	$1,711	$(4,329)	$(4,655)

PGRE's share
Ownership	Total	50.0%	49.0%	Various
Net (loss) income	$(1,466)	$856	$(2,121)	$(201)
Less: Step-up basis adjustment	(78)	-	-	(78)
Add: Distributions received from 712 Fifth Avenue in excess of earnings	61	61	-	-
PGRE's share of net (loss) income	(1,483)	917	(2,121)	(279)
Less: Noncontrolling interests	6	-	-	6
Add: Real estate depreciation and amortization	6,420	2,769	2,649	1,002
FFO (2)	4,943	3,686	528	729
Less: Distributions received from 712 Fifth Avenue in excess of earnings	(61)	(61)	-	-
Core FFO (2)	$4,882	$3,625	$528	$729

Joint Venture Partners' share
Ownership	Total	50.0%	51.0%	Various
Net (loss) income	$(5,807)	$855	$(2,208)	$(4,454)
Add: Real estate depreciation and amortization	22,865	2,768	2,758	17,339
FFO/Core FFO (2)	$17,058	$3,623	$550	$12,885

(1)	Represents 60 Wall, Oder-Center, Germany and One Steuart Lane.
(2)	See page 47 for our definition of these measures.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

As of June 30, 2020
Debt:
Consolidated debt:
Notes and mortgages payable (1)	$3,812,716
$1.0 billion Revolving Credit Facility	200,000
4,012,716
Less:
Noncontrolling interests' share of consolidated debt (2)	(786,024)
Add:
PGRE's share of unconsolidated joint venture debt (3)	604,469
PGRE's Share of Total Debt (4)	3,831,161

	Shares / Units	Share Price as of
Equity:	Outstanding	June 30, 2020
Common stock	221,763,687	$7.71	1,709,798
Operating Partnership units	20,780,392	7.71	160,217
Total equity	242,544,079	7.71	1,870,015

Total Market Capitalization			$5,701,176

(1)	Represents contractual amount due pursuant to the respective debt agreements.
(2)	Represents noncontrolling interests’ share of 1633 Broadway, One Market Plaza and 300 Mission Street.
(3)	Represents our share of 712 Fifth Avenue, Market Center, 55 Second Street, 111 Sutter Street, 60 Wall Street and Oder-Center, Germany.
(4)	See page 47 for our definition of this measure.

DEBT ANALYSIS

(unaudited and in thousands)

	Total Debt		Fixed Rate Debt		Variable Rate Debt
Consolidated Debt:	Amount	Rate	Amount	Rate	Amount	Rate
1633 Broadway	$1,250,000	2.99%	$1,250,000	2.99%	$-	-
1301 Avenue of the Americas	850,000	2.61%	500,000	3.05%	350,000	1.99%
31 West 52nd Street	500,000	3.80%	500,000	3.80%	-	-
One Market Plaza	975,000	4.03%	975,000	4.03%	-	-
300 Mission Street	237,716	3.65%	237,716	3.65%	-	-
Revolving Credit Facility	200,000	1.34%	-	-	200,000	1.34%
Total consolidated debt	4,012,716	3.22%	3,462,716	3.45%	550,000	1.75%
Noncontrolling interests' share	(786,024)	3.79%	(786,024)	3.79%	-	-
PGRE's share of consolidated debt	$3,226,692	3.08%	$2,676,692	3.36%	$550,000	1.75%

Unconsolidated Joint Venture Debt:
712 Fifth Avenue	$300,000	3.39%	$300,000	3.39%	$-	-
Market Center	402,000	3.07%	402,000	3.07%	-	-
55 Second Street	187,500	3.88%	187,500	3.88%	-	-
111 Sutter Street	146,797	3.65%	-	-	146,797	3.65%
60 Wall Street	575,000	2.63%	-	-	575,000	2.63%
Oder-Center, Germany	18,115	4.62%	18,115	4.62%	-	-
Total unconsolidated debt	1,629,412	3.14%	907,615	3.37%	721,797	2.84%
Joint venture partners' share	(1,024,943)	3.03%	(403,885)	3.46%	(621,058)	2.76%
PGRE's share of unconsolidated debt	$604,469	3.31%	$503,730	3.30%	$100,739	3.36%

PGRE's share of Total Debt (1)	$3,831,161	3.12%	$3,180,422	3.35%	$650,739	2.00%

Revolving Credit Facility Covenants: (2)	Required	Actual	Debt Composition (at PGRE's share):	Amount	%
Total Debt / Total Assets	Less than 60%	41.4%	Fixed rate debt:
Secured Debt / Total Assets	Less than 50%	42.1%	Consolidated fixed rate debt	$2,676,692
Fixed Charge Coverage	Greater than 1.5x	3.37x	Unconsolidated fixed rate debt	503,730
Unsecured Debt / Unencumbered Assets	Less than 60%	0.0%	PGRE's share of fixed rate debt	3,180,422	83.0%
Unencumbered Interest Coverage	Greater than 1.75x	15.06x	Variable rate debt:
			Consolidated variable rate debt	550,000
			Unconsolidated variable rate debt	100,739
			PGRE's share of variable rate debt	650,739	17.0%

			PGRE's share of Total Debt (1)	$3,831,161	100.0%

(1)	See page 47 for our definition of this measure.
(2)

This section presents ratios as of June 30, 2020 in accordance with the terms of our revolving credit facility, which has been filed with the SEC. We are not presenting these ratios and the related calculations for any other purpose or for any other period, and are not intending for these measures to otherwise provide information to investors about our financial condition or results of operations. Investors should not rely on these measures other than for purposes of considering our compliance with the revolving credit facility.

DEBT MATURITIES

(unaudited and in thousands)

Consolidated Debt:	2020	2021	2022	2023	2024	Thereafter	Total
1301 Avenue of the Americas	$-	$850,000	$-	$-	$-	$-	$850,000
300 Mission Street	-	-	-	237,716	-	-	237,716
One Market Plaza	-	-	-	-	975,000	-	975,000
1633 Broadway	-	-	-	-	-	1,250,000	1,250,000
31 West 52nd Street	-	-	-	-	-	500,000	500,000
Revolving Credit Facility	-	-	200,000	-	-	-	200,000
Total consolidated debt	-	850,000	200,000	237,716	975,000	1,750,000	4,012,716
Noncontrolling interests' share	-	-	-	(163,786)	(497,250)	(124,988)	(786,024)
PGRE's share of consolidated debt	$-	$850,000	$200,000	$73,930	$477,750	$1,625,013	$3,226,692

Unconsolidated Joint Venture Debt:
60 Wall Street	$-	$-	$575,000	$-	$-	$-	$575,000
Oder-Center, Germany	-	-	18,115	-	-	-	18,115
111 Sutter Street	-	-	-	146,797	-	-	146,797
Market Center	-	-	-	-	-	402,000	402,000
712 Fifth Avenue	-	-	-	-	-	300,000	300,000
55 Second Street	-	-	-	-	-	187,500	187,500
Total unconsolidated debt	-	-	593,115	146,797	-	889,500	1,629,412
Joint venture partners' share	-	-	(562,586)	(74,866)	-	(387,491)	(1,024,943)
PGRE's share of unconsolidated debt	$-	$-	$30,529	$71,931	$-	$502,009	$604,469

PGRE's Share of Total Debt (1)	$-	$850,000	$230,529	$145,861	$477,750	$2,127,021	$3,831,161

Weighted average rate	-	2.61%	1.53%	3.65%	4.03%	3.25%	3.12%

% of debt maturing	-	22.2%	6.0%	3.8%	12.5%	55.5%	100.0%

(1)	See page 47 for our definition of this measure.

PORTFOLIO SUMMARY

(unaudited and in thousands, except square feet and per square foot amounts)

		Paramount	Number of	Square	%	%	Annualized Rent (1)
Property	Submarket	Ownership	Buildings	Feet	Leased (1)	Occupied (1)	Amount	Per Square Foot (2)

As of June 30, 2020
New York:
1633 Broadway (3)	West Side	90.0%	1	2,499,105	98.4%	98.4%	$182,148	$76.62
1301 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	1,765,688	99.0%	98.1%	137,743	79.82
1325 Avenue of the Americas	Sixth Avenue / Rock Center	100.0%	1	810,993	91.8%	91.8%	49,688	68.15
31 West 52nd Street	Sixth Avenue / Rock Center	100.0%	1	763,140	98.3%	98.3%	71,626	92.95
900 Third Avenue	East Side	100.0%	1	591,401	81.8%	78.7%	32,838	70.58
712 Fifth Avenue	Madison / Fifth Avenue	50.0%	1	543,411	75.2%	72.9%	45,910	115.89
60 Wall Street	Downtown	5.0%	1	1,625,483	100.0%	100.0%	73,600	45.28	(4)
Subtotal / Weighted average			7	8,599,221	95.6%	95.0%	593,553	73.32
PGRE's share			7	6,533,584	95.3%	94.7%	482,472	79.07

San Francisco:
One Market Plaza	South Financial District	49.0%	2	1,591,919	98.2%	98.2%	141,329	89.79
Market Center	South Financial District	67.0%	2	745,518	94.3%	94.3%	59,394	84.11
300 Mission Street	South Financial District	31.1%	1	660,702	99.1%	81.0%	42,186	78.99
One Front Street	North Financial District	100.0%	1	644,174	100.0%	97.0%	50,220	80.49
55 Second Street	South Financial District	44.1%	1	379,621	95.7%	95.7%	27,639	76.29
111 Sutter Street	North Financial District	49.0%	1	276,431	83.3%	83.2%	17,913	78.67
Subtotal / Weighted average			8	4,298,365	96.7%	93.5%	338,681	84.06
PGRE's share			8	2,432,054	96.9%	94.6%	193,351	83.84

Subtotal / Weighted average			15	12,897,586	96.0%	94.5%	932,234	$76.93
PGRE's share			15	8,965,638	95.7%	94.7%	675,823	$80.39

Discontinued Operations
1899 Pennsylvania Avenue (5)	CBD	100.0%	1	190,955	90.4%	90.4%	15,122	87.03

Total / Weighted average			16	13,088,541	95.9%	94.5%	947,356	$77.07
PGRE's share			16	9,156,593	95.6%	94.6%	690,945	$80.53

(1)	See page 47 for our definition of this measure.
(2)	Represents office and retail space only.
(3)	On May 27, 2020, we sold a 10.0% interest in 1633 Broadway.
(4)	Represents “triple-net” rent.
(5)

On March 6, 2020, we entered into an agreement to sell 1899 Pennsylvania Avenue, a 191,000 square foot office building located in Washington, D.C. The transaction, which is subject to customary closing conditions, is expected to close in the fourth quarter of 2020.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2020		As of March 31, 2020		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.4%	98.4%	98.4%	98.4%	-%
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.0%	99.0%	-%
1325 Avenue of the Americas	100.0%	91.8%	91.8%	91.8%	91.8%	-%
31 West 52nd Street	100.0%	98.3%	98.3%	98.3%	98.3%	-%
900 Third Avenue	100.0%	81.8%	81.8%	82.4%	82.4%	(0.6%)
712 Fifth Avenue	50.0%	75.2%	75.2%	75.2%	75.2%	-%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.6%	95.6%	95.6%	95.6%	-%
PGRE's share		95.3%	95.3%	95.5%	95.3%	-%

San Francisco:
One Market Plaza	49.0%	98.2%	98.2%	98.2%	98.2%	-%
Market Center	67.0%	94.3%	94.3%	95.6%	95.6%	(1.3%)
300 Mission Street	31.1%	99.1%	99.1%	99.1%	99.1%	-%
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	83.3%	83.3%	86.3%	86.3%	(3.0%)
Weighted average		96.7%	96.7%	97.2%	97.2%	(0.5%)
PGRE's share		96.9%	96.9%	97.4%	97.4%	(0.5%)

Weighted average		96.0%	96.0%	96.1%	96.1%	(0.1%)
PGRE's share		95.7%	95.7%	96.0%	95.9%	(0.2%)

Discontinued Operations
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	-%

Weighted average		95.9%	95.9%	96.1%	96.1%	(0.2%)
PGRE's share		95.6%	95.6%	95.9%	95.8%	(0.2%)

(1)	See page 47 for our definition of this measure.

SAME STORE LEASED OCCUPANCY

(unaudited)

		As of June 30, 2020		As of December 31, 2019		Change in
	Paramount		Same Store		Same Store	Same Store
Property	Ownership	Leased % (1)	Leased % (1)	Leased % (1)	Leased % (1)	Leased %

New York:
1633 Broadway	90.0%	98.4%	98.4%	98.4%	98.4%	-%
1301 Avenue of the Americas	100.0%	99.0%	99.0%	99.4%	99.4%	(0.4%)
1325 Avenue of the Americas	100.0%	91.8%	91.8%	91.1%	91.1%	0.7%
31 West 52nd Street	100.0%	98.3%	98.3%	97.5%	97.5%	0.8%
900 Third Avenue	100.0%	81.8%	81.8%	83.4%	83.4%	(1.6%)
712 Fifth Avenue	50.0%	75.2%	75.2%	74.2%	74.2%	1.0%
60 Wall Street	5.0%	100.0%	100.0%	100.0%	100.0%	-%
Weighted average		95.6%	95.6%	95.6%	95.6%	-%
PGRE's share		95.3%	95.3%	95.5%	95.3%	-%

San Francisco:
One Market Plaza	49.0%	98.2%	98.2%	98.4%	98.4%	(0.2%)
Market Center	67.0%	94.3%	94.3%	95.6%	95.6%	(1.3%)
300 Mission Street	31.1%	99.1%	99.1%	100.0%	100.0%	(0.9%)
One Front Street	100.0%	100.0%	100.0%	100.0%	100.0%	-%
55 Second Street	44.1%	95.7%	95.7%	95.7%	95.7%	-%
111 Sutter Street	49.0%	83.3%	83.3%	86.3%	86.3%	(3.0%)
Weighted average		96.7%	96.7%	97.4%	97.4%	(0.7%)
PGRE's share		96.9%	96.9%	97.5%	97.5%	(0.6%)

Weighted average		96.0%	96.0%	96.2%	96.2%	(0.2%)
PGRE's share		95.7%	95.7%	96.0%	95.9%	(0.2%)

Discontinued Operations
1899 Pennsylvania Avenue	100.0%	90.4%	90.4%	90.4%	90.4%	-%

Weighted average		95.9%	95.9%	96.1%	96.1%	(0.2%)
PGRE's share		95.6%	95.6%	95.9%	95.8%	(0.2%)

(1)	See page 47 for our definition of this measure.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

						PGRE's Share of
				Total		Total			Annualized Rent (1)		% of
		Lease		Square Feet		Square Feet		% of Total		Per Square	Annualized
Top 10 Tenants:	Property	Expiration		Occupied		Occupied		Square Feet	Amount	Foot	Rent
As of June 30, 2020
Barclays Capital, Inc.	1301 Avenue of the Americas	Dec-2020		497,418		497,418		5.4%	$33,163	$66.67	4.8%
Clifford Chance LLP	31 West 52nd Street	Jun-2024		328,992		328,992		3.6%	29,173	88.67	4.2%
Credit Agricole Corporate &
Investment Bank	1301 Avenue of the Americas	Feb-2023		312,679		312,679		3.4%	27,285	87.26	3.9%
Norton Rose Fulbright	1301 Avenue of the Americas	Sep-2034	(2)	320,325	(2)	320,325	(2)	3.5%	27,004	84.30	3.9%
First Republic Bank	One Front Street	Jun-2025	(3)	338,602	(3)	338,602	(3)	3.7%	26,926	79.52	3.9%
Allianz Global Investors, LP	1633 Broadway	Jan-2031		320,911		288,823		3.2%	26,384	91.35	3.8%
Morgan Stanley & Company	1633 Broadway	Mar-2032		260,829		234,749		2.6%	17,976	76.58	2.6%
WMG Acquisition Corp.
(Warner Music Group)	1633 Broadway	Jul-2029		296,344		266,713		2.9%	17,543	65.77	2.5%
Showtime Networks, Inc.	1633 Broadway	Jan-2026		261,196		235,079		2.6%	15,096	64.22	2.2%
Google, Inc.	One Market Plaza	Apr-2025		342,211		167,683		1.8%	14,321	85.41	2.1%

	PGRE's Share of
	Square Feet	% of Occupied	Annualized	% of
Industry Diversification:	Occupied	Square Feet	Rent (1)	Annualized Rent
As of June 30, 2020
Legal Services	1,890,768	21.8%	$157,017	22.7%
Financial Services - Commercial and Investment Banking	1,847,402	21.3%	140,551	20.3%
Technology and Media	1,760,225	20.3%	133,720	19.4%
Financial Services, all others	1,273,527	14.7%	114,992	16.6%
Insurance	448,236	5.2%	39,485	5.7%
Retail	140,661	1.6%	14,455	2.1%
Travel & Leisure	192,856	2.2%	13,555	2.0%
Real Estate	162,320	1.9%	13,234	1.9%
Consumer Products	128,715	1.5%	9,264	1.3%
Other	813,253	9.5%	54,672	8.0%

(1)	See page 47 for our definition of this measure.
(2)	116,462 of the square feet leased expires on March 31, 2032.
(3)	76,999 and 10,952 of the square feet leased expire on December 31, 2029 and December 31, 2030, respectively.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Three Months Ended June 30, 2020

Total square feet leased	300,570	51,890	248,680

PGRE's share of total square feet leased:	169,898	51,890	118,008
Initial rent (2)	$93.47	$82.00	$98.51
Weighted average lease term (in years)	4.2	5.3	3.8
Tenant improvements and leasing commissions:
Per square foot	$37.89	$25.00	$43.56
Per square foot per annum	$8.93	$4.76	$11.46
Percentage of initial rent	9.6%	5.8%	11.6%
Rent concessions:
Average free rent period (in months)	2.7	3.0	2.5
Average free rent period per annum (in months)	0.6	0.6	0.7

Second generation space: (2)
Square feet	159,548	51,890	107,658
Cash basis:
Initial rent (2)	$92.72	$82.00	$97.89
Prior escalated rent (2)	$74.67	$81.78	$71.25
Percentage increase	24.2%	0.3%	37.4%
GAAP basis:
Straight-line rent (2)	$92.02	$78.10	$98.74
Prior straight-line rent (2)	$77.18	$76.01	$77.75
Percentage increase	19.2%	2.7%	27.0%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 47 for our definition of this measure.

LEASING ACTIVITY (1)

(unaudited)

	Total	New York	San Francisco

Six Months Ended June 30, 2020

Total square feet leased	507,354	100,762	406,592

PGRE's share of total square feet leased:	295,966	96,494	199,472
Initial rent (2)	$92.67	$77.95	$99.79
Weighted average lease term (in years)	4.5	4.7	4.4
Tenant improvements and leasing commissions:
Per square foot	$35.96	$28.34	$39.65
Per square foot per annum	$8.04	$6.04	$9.09
Percentage of initial rent	8.7%	7.7%	9.1%
Rent concessions:
Average free rent period (in months)	2.4	2.1	2.5
Average free rent period per annum (in months)	0.5	0.4	0.6

Second generation space: (2)
Square feet	263,856	88,212	175,644
Cash basis:
Initial rent (2)	$91.71	$75.06	$100.07
Prior escalated rent (2)	$72.29	$73.93	$71.47
Percentage increase	26.9%	1.5%	40.0%
GAAP basis:
Straight-line rent (2)	$91.67	$72.77	$101.17
Prior straight-line rent (2)	$72.74	$69.39	$74.43
Percentage increase	26.0%	4.9%	35.9%

(1)	The leasing statistics, except for square feet leased, represent office space only.
(2)	See page 47 for our definition of this measure.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	16,059	11,441	$982	$53.82	0.1%

3Q 2020	76,766	57,181	4,367	76.44	0.6%
4Q 2020	58,252	33,959	2,936	87.35	0.4%
Total 2020	135,018	91,140	7,303	80.44	1.0%

1Q 2021	743,738	646,429	46,376	72.12	6.6%
2Q 2021	195,783	190,261	15,570	81.74	2.2%
Remaining 2021	163,348	124,075	7,582	72.81	1.1%
Total 2021	1,102,869	960,765	69,528	74.18	9.9%
2022	2,231,476	434,503	28,821	80.63	4.1%
2023	1,051,235	891,909	72,963	84.25	10.4%
2024	809,461	721,630	60,315	83.65	8.6%
2025	1,408,530	880,191	71,979	81.77	10.3%
2026	1,369,212	977,279	76,365	76.05	10.9%
2027	209,946	142,166	12,332	86.72	1.8%
2028	255,681	209,154	17,039	81.96	2.4%
2029	550,781	501,791	38,403	76.94	5.5%
Thereafter	3,411,239	2,934,304	246,081	83.40	35.0%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	4,739	4,231	$502	$67.90	0.1%

3Q 2020	66,631	50,390	3,788	75.33	0.8%
4Q 2020	22,806	12,769	831	65.43	0.2%
Total 2020	89,437	63,159	4,619	73.43	1.0%

1Q 2021	552,118	542,059	37,217	69.15	7.7%
2Q 2021	180,286	180,286	14,717	81.61	3.0%
Remaining 2021	81,642	70,515	3,565	68.84	0.7%
Total 2021	814,046	792,860	55,499	72.11	11.4%
2022	1,799,051	227,931	10,963	71.46	2.3%
2023	552,946	524,561	40,978	82.23	8.4%
2024	608,942	592,098	49,006	82.88	10.1%
2025	296,470	240,805	21,536	89.40	4.4%
2026	707,029	646,913	49,995	74.01	10.3%
2027	85,378	79,854	6,857	85.87	1.4%
2028	147,554	127,134	10,444	82.74	2.1%
2029	517,960	485,020	37,111	76.94	7.6%
Thereafter	2,596,881	2,441,402	198,498	80.74	40.9%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	10,245	6,135	$480	$37.30	0.2%

3Q 2020	10,135	6,791	579	84.67	0.3%
4Q 2020	35,446	21,190	2,105	99.72	1.0%
Total 2020	45,581	27,981	2,684	96.06	1.3%

1Q 2021	187,303	100,053	8,793	87.56	4.4%
2Q 2021	15,497	9,975	853	84.10	0.4%
Remaining 2021	81,706	53,560	4,017	75.73	2.0%
Total 2021	284,506	163,588	13,663	83.50	6.8%
2022	428,694	202,841	17,644	86.92	8.8%
2023	363,511	232,570	19,657	84.72	9.8%
2024	200,519	129,532	11,309	87.19	5.6%
2025	1,112,060	639,386	50,443	78.89	25.1%
2026	633,937	302,120	24,176	80.24	12.0%
2027	124,568	62,312	5,475	87.82	2.7%
2028	108,127	82,020	6,595	80.74	3.3%
2029	32,821	16,771	1,292	77.03	0.6%
Thereafter	813,835	492,379	47,563	96.60	23.8%

(1)	See page 47 for our definition of this measure.
(2)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)	Represents office and retail space only.

LEASE EXPIRATIONS – OTHER (1)

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (2)		% of
Lease Expiration (3)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (4)	Annualized Rent

Month to Month	1,075	1,075	$-	$-	-%

3Q 2020	-	-	-	-	-%
4Q 2020	-	-	-	-	-%
Total 2020	-	-	-	-	-%

1Q 2021	4,317	4,317	366	84.74	2.4%
2Q 2021	-	-	-	-	-%
Remaining 2021	-	-	-	-	-%
Total 2021	4,317	4,317	366	84.74	2.4%
2022	3,731	3,731	214	57.32	1.4%
2023	134,778	134,778	12,328	90.11	81.6%
2024	-	-	-	-	-%
2025	-	-	-	-	-%
2026	28,246	28,246	2,194	77.66	14.5%
2027	-	-	-	-	-%
2028	-	-	-	-	-%
2029	-	-	-	-	-%
Thereafter	523	523	20	30.00	0.1%

(1)	Represents lease expirations of 1899 Pennsylvania Avenue, which is classified as discontinued operations.
(2)	See page 47 for our definition of this measure.
(3)	Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(4)	Represents office and retail space only.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Three Months Ended June 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$3,861	$2,058	$1,612	$191
Second generation tenant improvements	7,281	3,832	3,449	-
Second generation leasing commissions	3,481	974	2,507	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$14,623	$6,864	$7,568	$191

Redevelopment Expenditures: (1)
One Market Plaza	$1,303	$-	$1,303	$-
Other	3,236	1,524	1,712	-
Total Redevelopment Expenditures	$4,539	$1,524	$3,015	$-

	Three Months Ended June 30, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$4,006	$3,673	$192	$141
Second generation tenant improvements	8,716	5,952	2,455	309
Second generation leasing commissions	5,664	3,175	2,177	312
First generation leasing costs and capital expenditures	806	-	806	-
Total Capital Expenditures	$19,192	$12,800	$5,630	$762

Redevelopment Expenditures: (1)
300 Mission Street (Lobby Renovation)	$2,446	$-	$2,446	$-
1325 Avenue of the Americas (Lobby Renovation)	2,354	2,354	-	-
31 West 52nd Street (Lobby Renovation)	338	338	-	-
Other	3,646	1,948	1,698	-
Total Redevelopment Expenditures	$8,784	$4,640	$4,144	$-

(1)	See page 47 for our definition of this measure.

CASH BASIS CAPITAL EXPENDITURES

(unaudited and in thousands)

	Six Months Ended June 30, 2020
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$8,570	$5,796	$2,548	$226
Second generation tenant improvements	27,007	20,075	6,932	-
Second generation leasing commissions	7,688	2,194	5,494	-
First generation leasing costs and capital expenditures	-	-	-	-
Total Capital Expenditures	$43,265	$28,065	$14,974	$226

Redevelopment Expenditures: (1)
One Market Plaza	$3,347	$-	$3,347	$-
Other	6,194	3,695	2,499	-
Total Redevelopment Expenditures	$9,541	$3,695	$5,846	$-

	Six Months Ended June 30, 2019
	Total	New York	San Francisco	Other
Capital Expenditures: (1)
Expenditures to maintain assets	$7,541	$5,985	$1,214	$342
Second generation tenant improvements	22,912	17,520	5,012	380
Second generation leasing commissions	6,974	4,201	2,461	312
First generation leasing costs and capital expenditures	1,653	-	1,653	-
Total Capital Expenditures	$39,080	$27,706	$10,340	$1,034

Redevelopment Expenditures: (1)
1325 Avenue of the Americas (Lobby Renovation)	$4,234	$4,234	$-	$-
300 Mission Street (Lobby Renovation)	4,212	-	4,212	-
31 West 52nd Street (Lobby Renovation)	3,486	3,486	-	-
Other	5,875	2,488	3,387	-
Total Redevelopment Expenditures	$17,807	$10,208	$7,599	$-

(1)	See page 47 for our definition of this measure.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. FFO attributable to common stockholders represents the Company’s share of FFO that is attributable to common stockholders and is calculated by reducing from FFO, the noncontrolling interests’ share of FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate fund investments, unrealized gains or losses on interest rate swaps, severance costs and gains or losses on early extinguishment of debt, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. Core FFO attributable to common stockholders represents the Company’s share of Core FFO that is attributable to common stockholders and is calculated by reducing from Core FFO, the noncontrolling interests’ share of Core FFO in consolidated joint ventures, real estate funds and Operating Partnership.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. FAD attributable to common stockholders represents the Company’s share of FAD that is attributable to common stockholders and is calculated by reducing from FAD, the noncontrolling interests’ share of FAD in consolidated joint ventures, real estate funds and Operating Partnership.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We also present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We also present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also present Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. In addition, we present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We also present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods and not classified as discontinued operations.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased that has been vacant for less than twelve months.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Development Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.